EXHIBIT 10.2

                      SEVENTH AMENDMENT TO
              WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS SEVENTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 1st day of July, 1994, by and between U. S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present commitment amount of Thirty-Five Million Dollars ($35,000,000) (the
"Commitment"), to finance the origination and acquisition of Mortgage Loans as evidenced by a Fourth Amended and Restated Promissory Note in the principal sum of Forty Million Dollars ($40,000,000), dated as of June 15, 1993, and by a Warehousing Credit and Security Agreement dated as of April 15, 1992, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to increase the Commitment amount, to extend the period for which the Commitment under the Agreement has been made and to otherwise amend certain other terms of the Agreement, and the Lender has agreed to such increase, extension and amendment subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual convenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. Section 1.1 of the Agreement shall be amended by adding the following definitions:

          "FIRREA"  means   the  Financial  Institutions  Reform,
     Recovery and Enforcement Act of 1989, as mended from time to time, and the regulations promulgated and rulings issued thereunder.

          "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U. S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market
     is   open, as   published  by   Knight-Ridder, Inc.  on  its
     MoneyCenter system.  LIBOR shall be rounded, if necessary, to
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     the next higher one sixteenth of one percent (1/16%).  If such
     U. S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate of one (l) month periods published on the first Business Day of each week on which the London Interbank market is open, the Wall Street Journal in its regular column entitled "Money Rates."

          "Ordinary  Warehousing  Advance" means  an Advance, other
     than  a  Shipped  Rate   Advance, made  against  Single-family
     Mortgage Loans and is subject to a Purchase Commitment.

          "Shipped Rate" means a f floating rate of interest per annum equal to LIBOR plus one and one quarter of one percent (1.25%) per annum. The Shipped Rate shall be adjusted on and as of the effective date of any change in LIBOR. The Lender's
     determination  of   the  Shipped   Rate  as  of  any  date  of
     determination shall be conclusive and binding, absent manifest error.

          "Shipped Rate Advance" means an Advance made against Mortgage Loans that have been shipped by the Lender to (a) an Investor for purchase under a Purchase Commitment, or (b) an Approved Custodian and included in an Eligible Mortgage Pool.


          "Usage Fee" has the meaning set forth in Section 2.9 hereof.

          "Used Portion" has the meaning set forth in Section 2.9 hereof.

     3. Section 1.1 of the Agreement shall be amended by deleting the definition of "Floating Rate" and replacing it with the following:

         "Floating Rate" means a floating rate of interest per annum equal to LIBOR plus one and three-quarters percent (1.75%) per annum. The Floating Rate shall be adjusted on and as of the effective date of any change in LIBOR. The Lender's determination of the Floating Rate as of any date of determination shall be conclusive and binding, absent manifest error. The Floating Rate will be adjusted as of the effective date of each change in LIBOR.

     4. Section 1.1 of the Agreement shall be amended to delete the definition of "Base Rate" in its entirety.

     5. Section 2.1(a) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:
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          2.1(a)     Subject to the  terms  and  conditions  of
     this  Agreement  and provided  no   Default  or  Event  of
     Default   has   occurred  and  is  continuing, the  Lender
     agrees, from time to time during the period from the date hereof to and including August 31, 1995 (unless such period is earlier terminated pursuant hereto) to make Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such
     Advances   shall   not   exceed   Forty   Million  Dollars
     ($40,000,000).  The  obligation  of  the  Lender  to  make
     Advances   hereunder  up  to  such  limit, is  hereinafter
     referred to as  the  "Commitment."  Within the Commitment, the Company  may borrow, repay and reborrow.  All Advances
     under   this   agreement   shall   constitute   a   single
     indebtedness, and all of the Collateral shall be  security
     for   the   Note   and   for   the  performance of all the
     Obligations.

     6. Section 2.1(b) (1) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

          (1) The aggregate amount of West Settlement Advances outstanding at any one time shall not exceed Twelve
     Million Dollars ($12,000,000).

     7. Section 2.1(b) of the Agreement shall be amended by adding the following subsection (3):

          (3) No Advance shall be made against Mortgage Loans which are not covered by a Purchase Commitment.

     8. Section 2.4(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.4(a)   The unpaid amount of each Ordinary  Warehousing
     Advance shall bear interest, from the date of such Advance until the earlier of the date such Advance becomes a Shipped Rate Advance or the date such Advance is paid in full, at the Floating Rate. The unpaid amount of each Shipped Rate Advance shall bear interest, from the date such Advance becomes a Shipped Rate Advance until paid in full, at the Shipped Rate.

     9. Section 2.6 of the Agreement is hereby amended by inserting the date "August 31, 1994" in place of "August 31, 1994" wherever it appears in such Section.

     10. Section 2.9 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:
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          2.9   Commitment Fees.
                _______________

                (a) The Company agrees to pay to the Lender a Commitment Fee in the amount of one-quarter percent
          (1/4%)  of  the   lesser  of  Thirty  Million  Dollars
          ($30,000,000) or the amount of the Commitment, which Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar quarter. The Company shall make quarterly payments of the Commitment Fee on the first (1st) day of each calendar quarter. If the expiration date of the Commitment is other than the last day of a calendar quarter, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current calendar quarter to and including the expiration date. For the purposed hereof, calendar quarters shall be defined as the three (3) month periods beginning on each April 1, July 1, October 1, and January
          1. The Company shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the amount of the Commitment is reduced or in the event that the Commitment is terminated prior to its stated expiration date. If the Commitment terminates prior to its stated expiration date, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

                (b) At the end of each calendar quarter during the term hereof commencing with the calendar quarter beginning on July 1, 1994, the Lender shall determine the three month average usage of the portion of the
          Commitment   in   excess   of   Thirty Million Dollars
          ($30,000,000) by calculating the arithmetic daily average of the Advances outstanding during each such calendar quarter. To the extent the quarterly average usage (the
          "Used  Portion")   exceeds   Thirty   Million   Dollars
          ($30,000,000), the Company shall pay in arrears, within thirty (30) days after the end of each calendar quarter, a fee (the "Usage Fee"), equal to one-quarter of one percent (1/4%) per annum on the total amount by which the Used Portion of the Commitment exceeds Thirty Million Dollars ($30,000,000) during such calendar quarter. If the expiration date of the Commitment is other than the first (1st) day of a quarter, the Company shall pay the prorated portion of the quarterly Usage Fee due from the beginning of the then current quarter to and including the expiration date. For the purposes hereof, quarters shall be defined as beginning April 1, July 1, October 1, and January 1. In the absence of manifest error, the calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive.
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     11.  Section 2.10 of the Agreement shall be  deleted in its entirety and the following shall be substituted in lieu thereof:

          2.10 Warehousing Fees. The Company agrees to pay to the Lender, monthly in arrears on the last day of each month and on the expiration date of the Commitment, a Warehousing Fee in the amount of Ten Dollars ($10.00) for each Mortgage Loan pledged as Collateral for an Advance. Notwithstanding the foregoing, if the arithmetic daily average of the Advances outstanding in any month exceeds Twenty Million Dollars ($20,000,000), no Warehousing Fee shall be payable for such month.

          2.11 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, miscellaneous charges and expenses shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to
     Investors   and   the   Funding   Bank's   service   charges.
     Miscellaneous charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     12. Section 5.14(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          5.14(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements
     thereof   waived,  (5) is  supported  by  an  underlying
     appraisal in compliance with the requirements of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage is a first Lien on the premises described therein, and has or will have a title insurance
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     policy, in  American Land Title Association form, from a
     recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

     13. Article 13 of the Agreement is hereby amended to add the following section immediately after Section 13.10:

          13.11 Operational Reviews. From time to time upon request, the Company shall permit access to its premises and records by the Lender or its representative, for the purpose of conducting a review of the Company's general mortgage business methods, policies and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

     14. As a condition precedent to the effectiveness of this Amendment, the Company shall deliver to the Lender (a) an executed original of this Amendment; (b) a current certified tax, lien and judgment search of the appropriate public records of the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (c) current Certificates of Good Standing of the Company; (d) current insurance information; and (e) a Two Hundred Fifty Dollar ($250) document production fee.

     15. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Agreement, the Note, or any and all other documents contemplated thereby and any of the exhibits attached thereto ("Loan Documents"), (b) the Loan Documents continue to be the legal, valid, and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     16.  Except   as    hereby   modified, the  Agreement  shall
otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
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     IN WITNESS WHEREOF,  the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                        U.S. HOME MORTGAGE CORPORATION,
                        a Florida Corporation

                        By:  /s/ Thomas A. Napoli
                             THOMAS A. NAPOLI
                             VICE-PRESIDENT

                        RESIDENTIAL FUNDING CORPORATION,
                        a Delaware corporation

  (SEAL)                By:  /s/  Donna A. West
                             DONNA A. WEST
                             VICE-PRESIDENT

STATE OF TEXAS

COUNTY OF HARRIS

     On July 29, 1994, before me, a Notary Public,
personally   appeared  Thomas A. Napoli, the  Vice
President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

   (SEAL)               By:  /s/  Brenda Grable
                             Brenda Grable
                             Notary Public
                             My Commission Expires: 7-1-97
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STATE OF FLORIDA

COUNTY OF BROWARD

     ON July 28, 1994, before me, a Notary Public,
personally   appeared   Donna  A. West, the   Vice
President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                            By:  /s/ Marcia S. Grabin
                                 MARCIA S. GRABIN
                                 Notary Public
                                 My commission Expires 9-1-94